UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2021

McAfee Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39651	84-2467341
(State or Other Jurisdiction of)	(Commission Number)	(IRS Employer No.)

6220 America Center Drive, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (866) 622-3911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	MCFE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, McAfee Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 413,794,765 shares were present or represented by proxy at the Annual Meeting, representing approximately 96% of all shares entitled to vote at the Annual Meeting. The stockholders voted on the matters presented at the Annual Meeting, and the shares present, in person or by proxy, were voted as follows:

1.	Election of Directors

Proposal No. 1 was the election of three nominees to serve as Class I directors of the Company, each for a term of three years until the Company’s 2024 annual meeting of stockholders. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jon Winkelried	398,015,133	13,778,797	2,000,835
Kathy Willard	404,091,859	7,702,071	2,000,835
Jeff Woolard	396,700,355	15,093,574	2,000,835

Pursuant to the foregoing votes, the three nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2.	Ratification of the Appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Registered Public Accounting Firm

Proposal No. 2 was the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2021. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
413,301,441	491,576	1,747	0.00

Pursuant to the foregoing vote, the ratification of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2021 was approved.

3.	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Proposal No. 3 was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
411,581,284	176,328	36,318	2,000,835

Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating their approval of the compensation of the Company’s named executive officers.

4.	Advisory Vote to Approve the Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

Proposal No. 4 was the approval, on an advisory basis, of the frequency of future stockholder advisory votes on compensation of the Company’s named executive officers. The results of the vote were as follows:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
383,053,140	24,850	28,709,052	6,888	2,000,835

Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating that the frequency of future advisory votes on compensation of the Company’s named executive officers be every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee Corp.

Date: June 4, 2021	By:	/s/ Sayed Darwish
Sayed Darwish Senior Vice President and Chief Legal Officer